97


                        REGISTRATION RIGHTS AGREEMENT


         Registration Rights Agreement, dated as of July 28, 1997, between CARDINAL REALTY SERVICES, INC., an Ohio corporation ("Cardinal"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association organized under the laws of the United States (the "Bank").

         1.       Demand Registration Right.

                  (a) If Cardinal shall receive at any time prior to June 30, 1998, a written request from the Bank requesting Cardinal to register under the Securities Act of 1933, as amended (as it may be further amended or amended and restated after the date of this Agreement, the "1933 Act"), any or all of the 513,929 shares of Cardinal's common stock, without par value ("Common Stock") owned by the Bank on the date of this Agreement and any securities issued in exchange for or in substitution of any thereof (such shares of Common Stock or other securities as to which any such request is made pursuant to this
         Section 1 or Section 2 hereof being the "Registrable Securities"), Cardinal agrees that it will use its best efforts to cause the prompt registration of any or all such Registrable Securities. The Bank acknowledges that while the Common Stock is registered under the Securities Exchange Act of 1934, as amended (as it may be further amended or amended and restated after the date of this Agreement, the "1934 Act"), Cardinal has never registered any of its securities in connection with a public offering pursuant to Section 5 of the 1933 Act. As such, Bank acknowledges that, should it exercise its rights under this Section 1 and demand registration of any or all of the Registrable Securities in a public offering, in such event Cardinal may be exposed to heightened scrutiny and inordinate time, effort and expense because such registration will, in fact, constitute an initial public offering for Cardinal. Accordingly, Cardinal may postpone for a limited time, which in no event shall be longer than five months, compliance with a request for registration pursuant to this Section 1 if (i) Cardinal determines in good faith in the exercise of reasonable judgment that such compliance would have a material adverse effect (including, without limitation, through the premature disclosure thereof) on a proposed financing, reorganization, recapitalization, merger, significant purchase of assets or stock, consolidation or similar transaction, (ii) Cardinal has not theretofore registered any equity securities under the 1933 Act, or (iii) Cardinal is then conducting a public offering of securities and the managing underwriter concludes in its reasonable judgment that such compliance would adversely affect such offering. Cardinal shall only postpone the filing of the registration statement if it has furnished to the Bank a certificate signed by its Chairman of the Board or President, stating that in the good faith judgment of Cardinal's Board of Directors or the Executive Committee of its Board of Directors it would be seriously detrimental to Cardinal for such registration statement to be filed in the near future due to one of the reasons stated above and that it is therefore essential to postpone the filing of such Registration Statement for a period of not more than five months after receipt by Cardinal of the request to register by the Bank; provided, that such right to delay shall be exercised not more than once.

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
                                       98


                  (b) The Bank shall not make a demand for registration of Registrable Securities pursuant to this Section 1 within six months following the effective date of the registration for a "piggyback" registration pursuant to Section 2 below in which Bank was afforded the opportunity to register the Registrable Securities. Notwithstanding anything in this Section 1 to the contrary, Cardinal shall not be required to comply with more than one (1) request of the Bank pursuant to this Section 1 during the term hereof; provided, however, that this limit does not apply to a request that has been postponed under Section 1(a) unless and until such request is fulfilled. Any underwriter selected by the Bank to act as such in connection with a registration pursuant to this Section 1 must be reasonably acceptable to Cardinal.

                  (c) The registration statement filed pursuant to the request of the Bank may, subject to the provisions of this Section 1 and
         Section 8(a) hereof, include other securities of Cardinal, with respect to which registration rights have been granted, and may include securities of Cardinal being sold for the account of Cardinal.

                  (d) If "piggyback" registration pursuant to Section 2 below is made available to the Bank covering all of the Registrable Securities and the Bank declines to include Registrable Securities in such registration, the demand registration right under this Section 1 shall terminate as of the expiration of the notice period referred to in
         Section 2 hereof.

         2. "Piggyback" Registration. From the date of this Agreement through and including June 30, 1998, whenever Cardinal proposes to file a registration statement relating to any shares of its common stock under the 1933 Act (other than a registration statement required to be filed in respect of employee benefit plans of Cardinal on Form S-8 or any similar form from time to time in effect, any registration statement on Form S-4 or any similar successor form or the first time Cardinal files a registration statement on Form S-1, Form S-2 or Form S-3 or any similar successor form to register shares of common stock for its initial public offering), Cardinal shall, at least twenty days prior to such filing, give written notice of such proposed filing to the Bank, and such notice shall offer the Bank the opportunity to register such Registrable Securities as the Bank may request. Upon the written request of the Bank, given within fifteen days after receipt of any such notice of registration from Cardinal, to register any shares of Common Stock owned by it (which request shall state the amount of Registrable Securities requested to be registered), Cardinal shall use its best efforts to, subject to clause (i) below, effect the registration under the 1933 Act and include such Registrable Securities in such registration statement (and any related qualification under blue sky laws or other compliance) and in any underwriting related to such registration or in a separate registration statement concurrently filed on substantially the same terms and conditions or those applicable to the securities offered on behalf of Cardinal; provided, however, that if at any time after giving written notice of its intention to register any shares of its common stock and prior to the effective date of the registration statement filed in connection with such registration, Cardinal shall determine for any reason not to register or to delay registration of such

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
                                       99

shares of common stock, Cardinal shall give written notice of such determination to Bank and thereupon (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering its common stock originally proposed for registration. If (i) a registration statement filed by Cardinal and referred to in this Section 2 involves an underwritten offering of Cardinal's common stock so registered thereunder, whether or not for sale for the account of Cardinal, to be distributed by or through one or more underwriters, (ii) the Registrable Securities so requested to be registered for sale for the account of Bank are also to be included in such underwritten offering for sale upon substantially the same terms and conditions as those proposed for the other shares of Cardinal's common stock registered thereunder and (iii) the managing underwriter therefor in good faith concludes pursuant to
Section 8(b) hereof that the inclusion of such Registrable Securities in such offering would adversely affect such offering, then Cardinal shall, pursuant to
Section 8(b) hereof, reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. If any person does not agree to the terms of any such underwriting, he or she shall be excluded therefrom by written notice from Cardinal or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         If securities are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, Cardinal shall then offer to all persons who have retained the right to include securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 8(b) hereof.

         Except as otherwise provided in this Agreement, no registration effected under Section 2 shall relieve Cardinal of its obligations to effect registration upon request of the Bank in accordance with the provisions of
Section 1 hereof.

         3.       General Provisions.

                  (a) Registration Procedures. In the case of each registration of Registrable Securities effected by Cardinal pursuant to Section 1 and Section 2, Cardinal will keep the Bank advised in writing as to the initiation of each registration and as to the completion thereof. At its expense (except as otherwise provided herein), Cardinal will use its best efforts to permit the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and will, as expeditiously as possible:

                         (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and cause the registration statement to become effective (with a prospectus at all times meeting the requirements of the 1933
                    Act);


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                                      100


                         (ii) Prepare and file with the SEC the  amendments  and
                    supplements to the registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act and keep the registration statement effective for a period of six months or until the Bank has completed the distribution described in the registration statement relating thereto, whichever first occurs, but not prior to the expiration of the applicable period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable; provided, however, that such six-month period shall be extended for a period of time equal to the period the Bank refrains from or postpones selling any securities included in such registration at the request of Cardinal or an underwriter of common stock (or other securities so registered) of Cardinal;

                         (iii) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Bank from time to time may reasonably request;

                         (iv) Notify Bank and each  selling  stockholder  of any
                    other securities of Cardinal covered by such registration statement at any time when it becomes aware that a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of Bank, prepare and furnish to Bank a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                         (v) Prepare and file with the SEC, promptly upon the request of the Bank, any amendments or supplements to the registration statement or prospectus which, in the opinion of counsel for the Bank, is required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities;

                         (vi) Cause all such Registrable  Securities  registered
                    hereunder to be listed on each securities exchange on which similar securities issued by Cardinal are then listed;

                         (vii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and, if not already provided, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;


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
                                      101


                         (viii) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act;

                         (ix) In connection with any underwritten offering pursuant to a registration statement filed pursuant to
                    Section 1 or Section 2 hereof, Cardinal will, if requested by Bank, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of the Registrable Securities, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions; and

                         (x) Subject to Bank's obligations to pay certain expenses pursuant to Section 5 hereof, use its best efforts to effect such qualifications under applicable Blue Sky or other state securities laws as may be reasonably requested by the Bank (provided that Cardinal shall not be obligated to file a general consent to service of process or qualify to do business as a foreign corporation or otherwise subject itself to taxation in any jurisdiction solely for the purpose of any such qualification) to permit or facilitate such sale or other distribution.

                  (b) The Bank agrees not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 under the 1933 Act during the fourteen-day period prior to, and during the ninety-day period beginning on, the effective date of a registration statement in which shares of its Registrable Securities are registered (except as part of such registration), if and to the extent requested by the managing underwriter(s) in the case of an underwritten public offering under the 1933 Act, provided that all officers and directors of Cardinal and any other holders of securities of the same or similar class as (or exchangeable for or convertible into) the Registrable Securities which are also registered in such offering are bound by and have entered into or are otherwise bound by similar agreements. The obligations described in this Section 3(b) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or Form S-4 or similar 1933 Act forms promulgated in the future.

                  (c) Notwithstanding anything to the contrary contained in this Agreement, the Bank will not exercise any rights to demand or participate in any registered public offering of Cardinal's common stock if the Bank owns less than three percent (3%) of the issued and outstanding shares of the Common Stock (the "Minimum Percentage"; provided, however, that the Minimum Percentage will be increased to four percent (4%) of the issued and outstanding shares of Common Stock if the Common Stock is listed on the New York Stock Exchange, Inc. and has enjoyed an average weekly trading volume of at least two percent (2%) of the total number of issued and outstanding shares of Common Stock over the thirteen (13) calendar weeks preceding the date on which the Bank might otherwise exercise such rights to demand or participate in a registered public offering) it might otherwise sell that number of shares of Common Stock which it desires to be registered without


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
                                      102


          registration under the 1933 Act by reason of an exemption from registration pursuant to a sale or sales over a period not to exceed two months in brokers' transactions exempt from registration under the 1933 Act by virtue of Rule 144 promulgated thereunder.

               (d) In no event will Bank transfer or sell a number of shares of its common stock in excess of one hundred seventy-four thousand one hundred four (174,104) shares (or an equivalent number or amount of successor Registrable Securities) to any third party, reduced by that number of shares of Cardinal's common stock held by such third party prior to such transfer or sale unless Cardinal shall have theretofore undergone an "ownership change" within the meaning of Section 382(g) of the Internal Revenue Code of 1986, as amended.

               (e) Cardinal covenants that it has not previously granted any registration rights for its securities with the sole exception of that certain Registration Rights Agreement dated as of August 1, 1996 among Cardinal and the former shareholders of Lexford Properties, Inc. From and after the date of this Agreement through June 30, 1998, Cardinal shall not, without the prior written consent of the Bank, enter into any agreement with any holder or prospective holder of any securities of Cardinal giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Bank hereunder.

               (f) Except as otherwise permitted or contemplated hereunder, Cardinal shall not act or fail to act in any manner that would negatively impact its ability to promptly register the Registrable Securities.

               (g) Through June 30, 1998, Cardinal shall forbear from any actions which would further limit or modify the rights of the Bank to transfer its common stock, including, without limitation, actions by Cardinal with respect to its common stock which would cause a "transaction" or "transactions" referred to in the first parenthetical in Section 2.B.(1)(a) of Article EIGHTH of the Company's Amended Articles of Incorporation (the "Articles") which would limit the availability of transfer of the Shares as a result of a "change of ownership" as referred to in the Articles.

         4. Information, Documents, Etc. Upon making a request for registration pursuant to Section 1 or Section 2, the Bank shall promptly furnish to Cardinal such information regarding its holdings and the proposed manner of distribution thereof as Cardinal may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. Cardinal agrees that it will promptly furnish to the Bank the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this Agreement as the Bank from time to time may reasonably request.

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
                                      103



         5. Expenses. Cardinal will bear customary expenses of registrations incident to Cardinal's performance of or compliance with both Section 1 and
Section 2 of this Agreement (other than underwriting discounts and commissions and brokerage commissions, fees and expenses, if any, payable with respect to Registrable Securities sold by the Bank), including, without limitation, registration and filing fees, printing expenses, fees and expenses of compliance with Blue Sky or other state securities law (provided, however, that Cardinal will not be responsible for any such Blue Sky or other securities law related expenses in any states in which Cardinal is not required to qualify pursuant to
Section 3(a)(x) or where neither Cardinal nor any managing underwriter otherwise intend to issue or sell shares of Cardinal's common stock), and fees and disbursements of (i) counsel for Cardinal and one separate lawyer or law firm acting as special counsel for Bank in connection with such registration, (ii) all independent certified public accountants, (iii) underwriters (excluding discounts and commissions payable by the Bank pursuant to the first parenthetical in this Section 5), and (iv) other persons retained by Cardinal.

         6.       Cooperation.

                  (a) In connection with any registration of Registrable Securities pursuant to this Agreement, Cardinal and the Bank agree to enter into such customary agreements (including an underwriting agreement containing such terms and provisions, including indemnification provisions, as are customarily contained in underwriting agreements for comparable offerings and, if no underwriting agreement is entered into, an indemnification agreement on such terms as is customary in transactions of such nature) reasonably acceptable to them and take all such other actions, including, without limitation, cooperating with due diligence activities, completing and executing all questionnaires, powers of attorney, and other documents required under the applicable underwriting agreement as the other party hereto or the underwriters, if any, participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale; and

                  (b) In connection with any such registration, Cardinal will furnish, at the request of the Bank or any underwriters participating in such offering and sale, (i) a comfort letter or letters addressed to the Bank and any underwriters, dated the effective date of the registration statement with respect to the Registrable Securities and/or the date of the closing for the sale of the Registrable
         Securities, from the independent certified public accountants of Cardinal and addressed to the Bank and any underwriters participating in such offering and sale, which letter or letters shall address such matters as the Bank and underwriters may reasonably request and as may be customary in transactions of a similar nature for similar entities and (ii) an opinion addressed to the Bank and any underwriters, dated the effective date of the registration statement and/or the date of the closing for the sale of the Registrable Securities, of the counsel representing Cardinal with respect to such offering and sale, addressed to the Bank and any such underwriters, which opinion shall address such matters as they may reasonably request and as may be customary in transactions of a similar nature for similar entities.


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
                                      104

          7. Action to Suspend Effectiveness; Supplement to Registration Statement.

               (a) Cardinal will notify the Bank and its counsel promptly of (i) any action by the Securities and Exchange Commission (the "SEC") to suspend the effectiveness of the registration statement covering the Registrable Securities or the institution or threatening of any proceeding for such purpose (a "stop order") or (ii) the receipt by Cardinal of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Immediately upon receipt of any such notice, the Bank shall cease to offer or sell any Registrable Securities pursuant to the registration statement in the jurisdiction to which such stop order or suspension relates. Cardinal will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualifications and, if any such stop order is issued or any such qualification is suspended, to obtain as soon as possible the withdrawal or revocation thereof, and will notify the Bank and its counsel at the earliest practicable date of the date on which the Bank may offer and sell the Registrable Securities pursuant to the registration statement.

               (b) Within the applicable period referred to in Section 3(a) following the effectiveness of a registration statement filed pursuant to this Agreement, Cardinal will notify the Bank and its counsel promptly of the occurrence of any event or the existence of any state of facts that, in the reasonable judgment of Cardinal, should be set forth in such registration statement. Immediately upon receipt of such notice, the Bank shall cease to offer or sell any Registrable Securities pursuant to such registration statement, cease to deliver or use the prospectus relating to such registration statement, and if so requested by Cardinal, return to Cardinal, at Cardinal's expense, all copies (other than permanent file copies) of such registration statement and prospectus. Cardinal will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or state of facts. Cardinal will promptly furnish copies of such proposed amendment or supplement to the Bank and its counsel and will not file or distribute such amendment or supplement without the prior consent of the Bank, which consent shall not be unreasonably withheld.

          8.   Allocation of Registration Opportunities.

               (a) Pro Rata Participation in Demand Registrations. If requested by Cardinal, the Bank and all other holders of Cardinal securities of the same or similar class as the Registrable Securities proposing to distribute their Registrable Securities and such other Cardinal securities as to which such other holders have registration rights similar, for purposes of this Section 8(a), to those granted to the Bank under Section 1 of this Agreement and/or, for purposes of Section 8(b) hereof, to those granted to the Bank under Section 2 of this Agreement (collectively, the "Subject Securities"), through an underwriting shall enter into an underwriting agreement in customary


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
                                      105


          form with the representative of the underwriter or underwriters selected for such underwriting by the holders of a majority (by number of shares) of the Registrable Securities and the Subject Securities requesting registration and reasonably acceptable to Cardinal. If a requested registration pursuant to Section 1 involves an underwritten offering, and if the managing underwriter shall advise Cardinal, the Bank and the holders of the Subject Securities requesting to be included in the registration in writing that, in its good faith opinion, the number of securities proposed to be included in the registration (including securities proposed to be registered for the account of Cardinal) exceeds the number which can be sold in such offering without otherwise having an adverse effect on such offering, including the price at which such shares can be sold, Cardinal will include in such registration the maximum number of securities which it is so advised can be sold without such an adverse effect, allocated as follows:

                    (i) first,  to the  Registrable  Securities  and the Subject
               Securities requested to be included in such registration (except for any Subject Securities referred to in clause (ii) immediately following), if necessary, allocated pro rata among all such requesting selling shareholders on the basis of the relative number of shares of Registrable Securities or Subject Securities each such holder has requested to be included in such registration,

                    (ii) second,  to those  Subject  Securities  requested to be included in such registration by holders whose registration rights are made expressly subordinate to those of the Bank and any other holder of Subject Securities referred to in the immediately preceding clause (i) (if necessary, allocated pro rata among all such requesting selling shareholders on the basis of the relative number of shares of Subject Securities each such holder has requested to be included in such registration), and

                    (iii) third, to any other securities proposed to be included in such registration (including Cardinal securities which are not Subject Securities).

               (b) Priority in "Piggyback" Registrations. If a registration is made pursuant to Section 2 and if such registration involves an underwritten offering and the managing underwriter advises Cardinal in writing that, in its good faith opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without otherwise having an adverse effect on such offering, including the price at which such shares can be sold, Cardinal will include in such registration the maximum number of securities which it is so advised can be sold without such an adverse effect, allocated as follows:

                    (i) first,  to all  securities  proposed to be registered by
               Cardinal for its own account,

                    (ii) second,  to all of the  Registrable  Securities and the
               Subject Securities requested to be included in such registration (except for any Subject Securities referred to in clause (iii) immediately following), if necessary, allocated pro rata among all such requesting selling shareholders on the basis of the relative number of shares of Registrable Securities or Subject Securities each such holder has requested to be included in such registration,

                    (iii) third, to all of the other selling shareholders' Subject Securities requested to be included in such registration by holders whose registration rights are made expressly subordinate to those of the Bank and any other holder of Subject Securities referred to in the immediately preceding clause (ii) (if necessary, allocated pro rata among all such requesting other selling shareholders on the basis of the relative number of shares of Subject Securities each such holder has requested to be included in such registration), and

                    (iv) fourth, any other securities  proposed to be registered by Cardinal other than for its own account.

               (c) Cardinal shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights or to include shares of stock issued to employees, officers, directors, or consultants pursuant to a Cardinal stock plan.

         9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "Commission") that may permit the sale of the Bank owned restricted securities of Cardinal to the public without registration, Cardinal agrees to use its best efforts to:

               (a) Make and keep public information regarding Cardinal available as those terms are understood and defined in Rule 144 under the 1933 Act, at all times from and after the effective date of the first registration under the 1933 Act filed by Cardinal for an offering of its securities to the general public;

               (b) File with the Commission in a timely manner all reports and other documents required of Cardinal under the 1933 Act and the 1934 Act at any time after it has become subject to such reporting requirements;

               (c) So long as the Bank owns any restricted securities, furnish to the Bank forthwith upon written request a written statement by Cardinal as to its compliance with the reporting requirements of Rule 144 and of the 1933 Act (at any time after it has become subject to such reporting requirements) and the 1934 Act, a copy of the most recent annual or quarterly report of Cardinal, and such other repots and documents so filed as the Bank may reasonably request in availing itself of any rule or regulation of the Commission allowing the Bank to sell any such securities without registration.

         10.      Indemnification.

               (a) Cardinal  hereby  agrees to indemnify  and hold  harmless the
          Bank, each of its executive officers, directors, and each other person, if any, who controls the Bank within the meaning of the 1933 Act (collectively, the "Bank Representatives"), and agrees to indemnify each underwriter participating in such offering and sale and each person, if any, who controls such underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Bank, a Bank Representative or any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to
          Section 1 or Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Cardinal of the 1933 Act or the 1934 Act or any rule or regulation thereunder applicable to Cardinal and relating to action or inaction required of Cardinal in connection with any such registration statement, prospectus, amendment or supplement, and will reimburse the Bank, each such Bank Representative, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating and defending or settling any such loss, claim, damage, liability or action; provided, however, that Cardinal will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with written information pertaining to the Bank, or a Bank Representative, expressly furnished to Cardinal, such underwriter or such controlling person by the Bank or a Bank Representative for use in connection with such registration by the Bank, or by the Bank's or such Bank Representative's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto after being furnished with a sufficient number of copies of the same by Cardinal. It is agreed that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damages, liability, or action if such settlement is effected without the consent of Cardinal (which consent shall not be unreasonably withheld).

               (b) The  Bank  hereby  agrees  to  indemnify  and  hold  harmless
          Cardinal and each person, if any, who controls Cardinal within the meaning of the 1933 Act, each officer of Cardinal who signs the registration statement, each director of Cardinal, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which Cardinal or such officer or director or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Cardinal and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating and defending or settling any such loss, claim, damage, liability or action; provided, however, that the Bank will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Cardinal or any underwriter or controlling person by the Bank under an instrument duly executed by the Bank and stated to be specifically for use in connection with such registration; provided, further, that the obligations of the Bank hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liability (or action in respect thereof) if such settlement is effected without the consent of the Bank (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 10 exceed the proceeds (remaining after deducting any expenses which Bank is required to bear under Section 5 of this Agreement) received by the Bank upon the sale of the Registrable Securities giving rise to such indemnification obligation.


                  (c) Promptly  after  receipt by party  indemnified  under this
         Section 10 (an "indemnified party") of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof may be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder except to the extent such indemnifying party is prejudiced by such failure to so notify nor shall it relieve it from any liability which it may have to any indemnified party other than under this Agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel approved by such indemnified party (whose approval shall not be unreasonably withheld), and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to control the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     In any such action, any indemnified party shall have the right to retain its own counsel, but, except as provided above, the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the use of counsel chosen by the indemnifying party to represent it and the indemnified party would present such counsel with a conflict of interest, (iii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party or
(iv) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party and shall not be obligated to pay the fees and expenses of more than one counsel (and any required local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself and of the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages or liabilities or actions referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of Cardinal, on the one hand, and the Bank, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by Cardinal, on the one hand, or the Bank, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by any method of allocation which did not take account of the equitable considerations referred to above in this paragraph. Subject to the provisions of this Section 10, the amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim; provided that such amount paid or payable shall in no event exceed the proceeds (remaining after deducting registration and selling expenses) received by the indemnifying party upon the sale of the securities registered which are the subject matter of the losses, claims, damages or liabilities of the indemnified party.

     The indemnification of underwriters provided for in this Section 10 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters, in which event the indemnification of the Bank in such underwriting shall at the Bank's request be modified to conform to such other terms and conditions.

         11. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the Bank and Cardinal.

         12. Notices. All notices and other communications hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date of delivery if delivered in person, three business days following deposit in the U.S. mail certified, return receipt requested or upon confirmation (or, not transmitted on a business day, upon the next business day following confirmation) of facsimile transmission, to the parties as follows:

                  (i)      if to the Bank, to:

                           Bank of America NT&SA
                           Investment Administration #15027
                           555 California Street
                           San Francisco, CA  94104
                           Attention:  DPC Portfolio Manager
                           Telephone:  (415) 953-6633
                           Facsimile:  (415) 622-3637

                           with a copy to:

                           Bank of America NT&SA
                           Legal Department #03017
                           555 California Street
                           San Francisco, CA  94014
                           Attention:  Corporate Advice Group
                           Telephone:  (415) 953-8126
                           Fascimile:  (415) 622-6291

                  (ii)     if to Cardinal to:

                           Cardinal Realty Services, Inc.
                           6954 Americana Parkway
                           Reynoldsburg, Ohio  43068
                           Attention: Mark D. Thompson, Chief Financial Officer
                           Telephone: (614) 575-5228
                           Facsimile: (614) 575-5240

                           with a copy to:

                           Benesch, Friedlander, Coplan & Aronoff LLP
                           2300 BP America Building
                           200 Public Square
                           Cleveland, Ohio  44114-2378
                           Attention: Bradley A. Van Auken, Esq.
                           Telephone:  (216) 363-4413
                           Facsimile:  (216) 363-4588

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         15. Entire Agreement. This Agreement, together with the relevant provisions of that certain Letter Agreement between the Bank and Cardinal dated November 29, 1995 (a copy of which Letter Agreement is attached hereto as Exhibit A), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. In the event of any conflict between the terms of this Agreement and the Letter Agreement, the terms of this Agreement shall control.

         16. Severability. If any term, provision, covenant or restriction of this Agreement, is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         17. Specific Performance. Cardinal acknowledges that the Bank will have no adequate remedy at law if Cardinal fails to perform any of its obligations under this Agreement. In such event, the Bank shall have the right, in addition to any other right it may have, to specific performance of this Agreement.

         18. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for express assignment, any subsequent holders of the Registrable Securities.

         19. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

CARDINAL REALTY SERVICES, INC.

By:  /s/ John B. Bartling, Jr.
     -------------------------
     John B. Bartling, Jr.
     President and Chief Executive Officer


BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION

By:      /s/ James A. Dern
         -----------------
         James A. Dern
Title:   Vice President

By:      /s/ Mark H. Popieluch
         ---------------------
         Mark H. Popieluch
Title:   Senior Vice President




                                       16